Exhibit 99.1

FOR IMMEDIATE RELEASE

B. Riley Financial Announces Notification of Delinquency with Nasdaq

LOS ANGELES, August 22, 2025 – B. Riley Financial, Inc. (Nasdaq: RILY) (the “Company”) today announced it received an expected delinquency notification letter from Nasdaq on August 20, 2025, which indicated that the Company was not in compliance with Nasdaq Listing Rule 5250(c)(1) as a result of the delayed filing of the Company’s Form 10-Q for the period ended June 30, 2025.

The Nasdaq Listing Rule requires listed companies to timely file all required periodic financial reports with the Securities and Exchange Commission (the “SEC”). This notification has no immediate effect on the listing of the Company’s securities on Nasdaq.

Nasdaq has granted the Company an exception until September 29, 2025 to file its delinquent Form 10-K for the year ended December 31, 2024 (the “Initial Delinquent Filing”), its delinquent Form 10-Q for the period ended March 31, 2025 and its delinquent Form 10-Q for the period ended June 30, 2025. As a result, any additional exceptions to allow the Company to regain compliance with all delinquent filings will be limited to a maximum of 180 calendar days from the due date of the Initial Delinquent Filing, or September 29, 2025.

As a result of this additional delinquency, the Company must submit an update, by September 4, 2025, to its original plan to regain compliance with respect to the filing requirement.

B. Riley previously released preliminary fourth quarter and full year 2024 results and financial estimates, and a business update, for the first half of 2025, ended June 30, 2025. The Company expects to file its 2024 Form 10-K shortly, and its Form 10-Q for the period ended March 31, 2025, and its Form 10-Q for the period ended June 30, 2025, 30 to 45 days after the 10-K.

About B. Riley Financial

B. Riley Financial (BRF) is a diversified financial services company that through its operating entities or affiliates deliver tailored solutions to meet the strategic, operational, and capital needs of its clients and partners. BRF leverages cross-platform expertise to provide clients with full service, collaborative solutions at every stage of the business life cycle. Through its subsidiaries and affiliated entities, BRF provides end-to-end financial services across investment banking, institutional brokerage, private wealth and investment management, financial consulting, corporate restructuring, appraisal and valuation, auction, and liquidation services. BRF opportunistically invests to benefit its shareholders, and certain affiliates originate and underwrite senior secured loans for asset-rich companies. BRF refers to B. Riley Financial, Inc. and/or one or more of its subsidiaries or affiliates. For more information, please visit www.brileyfin.com. For more information, please visit www.brileyfin.com.

Forward-Looking Statements

Statements made in this press release that are not descriptions of historical facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and are based on management’s current expectations and assumptions and are subject to risks and uncertainties. If such risks or uncertainties materialize or such assumptions prove incorrect, our business, operating results, financial condition, and stock price could be materially negatively affected. You should not place undue reliance on such forward-looking statements, which are based on the information currently available to us and speak only as of today’s date. All statements other than statements of historical fact are forward-looking statements. These forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the Company’s performance or achievements to be materially different from any expected future results, performance, or achievements. Forward-looking statements speak only as of the date they are made and the Company assumes no duty to update forward-looking statements, except as required by law. Actual future results, performance or achievements may differ materially from historical results or those anticipated depending on a variety of factors, some of which are beyond the control of the Company, including, but not limited to, the risks described from time to time in the Company’s periodic filings with the SEC, including, without limitation, the risks described in the Company’s 2023 Annual Report on Form 10-K and Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2024 under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” (as applicable). These factors should be considered carefully, and readers are cautioned not to place undue reliance on such forward-looking statements. All information is current as of the date this press release is issued, and the Company undertakes no duty to update this information.

Contacts

Investors

ir@brileyfin.com

Media

press@briley.com